Exhibit 99.1

Beyond Li-ion™

SES Announces First-Quarter 2022 Results

First Quarter of 2022 Highlights

●	Closed business combination with Ivanhoe Capital Acquisition Corporation in early February. Quarter ending cash position of $426 million expected to provide sufficient liquidity to reach commercialization
●	Announced an “A-sample” joint development agreement (JDA) with Honda to develop Li-Metal batteries as part of Honda’s next generation battery strategy. This is our third JDA and follows agreements with General Motors and Hyundai
●	Formed SES Korea with plans to build a pre-production facility in South Korea to support our planned growth
●	Completed Phase 1 of our Pilot Facility in Shanghai, providing 0.2GWh of capacity to produce the Li-Metal cells ranging in size from 50Ah to more than 100Ah

BOSTON, Mass. – May 12, 2022 – SES AI Corporation (NYSE: SES), a global leader in the development and manufacturing of high-performance lithium-metal (Li-Metal) rechargeable batteries for electric vehicles (EVs) and other applications announced today its financial results for the first quarter ended March 31, 2022.

“It’s been a very busy and exciting time for our company,” said Dr. Qichao Hu, Chairman and Chief Executive Officer of SES. “In early February we completed the merger with Ivanhoe Capital Acquisition Corporation and started trading on the New York Stock Exchange. This was the culmination of a 10-year journey, and I believe the best is yet to come. I cannot say thank you enough to the employees at our Boston headquarters, Shanghai Giga manufacturing facility, and at SES Korea. I’d also like to thank our OEM partners that have been working along-side us for many years and have supported our practical approach to developing Li-Metal batteries.”

Financial Highlights:

SES reported an operating loss for the quarter of $19.2 million, primarily driven by general and administrative expenses of $15.1 million and research and development expenses of $4.1 million. Net loss attributable to common stockholders was $27.0 million or a loss of $0.12 per share.

SES ended the quarter with cash and cash equivalents of $426 million, which it expects to use to support the continued development of Li-Metal battery technology.

© 2022 SES AI Corp., Confidential and Proprietary	1

Outlook:

SES is targeting the following milestones over the next 12-months:

●	Deliver and optimize A-samples for our 3 JDA partners
●	Begin to transition from A-samples to B-samples
●	Continue to establish supply chains for key materials

To execute on this plan, SES estimates that in 2022, capital expenditures will range from $25 million to $35 million, and cash used in operations will be between $70 million and $80 million. As a result, our use of cash for the year is expected to range between $95 million and $115 million.

Webcast and Conference Call

SES will host a conference call at 5:00 p.m. EDT today, May 12, 2022. Participating on the call will be Qichao Hu, Chief Executive Officer, and Jing Nealis, Chief Financial Officer.

Interested investors and other parties can listen to a webcast of the live conference call through SES’s Investor Relations website by clicking here: SES AI Corporation 1Q22 Earnings (on24.com)

The conference call can be accessed live over the phone by dialing +1-844-200-6205 (domestic) or +1-929-526-1599 (international).

A recording of the conference call will be available shortly after the completion of the call at investors.ses.ai.

About SES

SES is a global leader in development and production of high-performance Li-Metal rechargeable batteries for electric vehicles (EVs) and other applications. Founded in 2012, SES is an integrated Li-Metal battery manufacturer with strong capabilities in material, cell, module, AI-powered safety algorithms and recycling. Formerly known as Solid Energy Systems, SES is headquartered in Boston and has operations in Singapore, Shanghai, and Seoul. To learn more about SES, please visit: ses.ai/investors/

SES may use its website as a distribution channel of material company information. Financial and other important information regarding SES is routinely posted on and accessible through the Company’s website at www.ses.ai. Accordingly, investors should monitor this channel, in addition to following SES’s press releases, Securities and Exchange Commission filings and public conference calls and webcasts.

Investors: Eric Goldstein ericgoldstein@ses.ai
Media: Irene Lam ilam@ses.ai

© 2022 SES AI Corp., Confidential and Proprietary	2

Forward-looking statements

All statements other than statements of historical facts contained in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements relating to expectations for future financial performance, business strategies or expectations for our business. These statements are based on the beliefs and assumptions of the management of SES. Although SES believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, it cannot assure you that it will achieve or realize these plans, intentions or expectations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this press release, words such as “anticipate”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “seek”, “should”, “strive”, “target”, “will”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

You should not place undue reliance on these forward-looking statements. Should one or more of a number of known and unknown risks and uncertainties materialize, or should any of our assumptions prove incorrect, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to the following risks: changes in domestic and foreign business, market, financial, political and legal conditions, including but not limited to the ongoing conflict between Russia and Ukraine; risks relating to the uncertainty of the projected financial information with respect to SES; risks related to the development and commercialization of SES’s battery technology and the timing and achievement of expected business milestones; the effects of competition on SES’s business; the ability of SES to issue equity or equity-linked securities or obtain debt financing in the future; the ability of SES to integrate its products into electric vehicles (“EVs”); the risk that delays in the pre-manufacturing development of SES’s battery cells could adversely affect SES’s business and prospects; potential supply chain difficulties; risks resulting from SES’s joint development agreements and other strategic alliances, if such alliances are unsuccessful; the quickly evolving battery market; SES’s ability to accurately estimate future supply and demand for its batteries; SES’s ability to develop new products on an ongoing basis in a timely manner; product liability and other potential litigation, regulation and legal compliance; SES’s ability to effectively manage its growth; SES’s ability to attract, train and retain highly skilled employees and key personnel; the willingness of vehicle operators and consumers to adopt EVs; developments in alternative technology or other fossil fuel alternatives; SES’s ability to meet certain motor vehicle standards; a potential shortage of metals required for manufacturing batteries; risks related to SES’s intellectual property; the uncertainty in global economic conditions and risks relating to health epidemics, including the COVID-19 pandemic and any operational interruptions; risks related to SES’s business operations outside the United States, including in China; SES has identified material weaknesses in its internal control over financial reporting and may identify material weaknesses in the future or otherwise fail to maintain an effective system of internal controls; compliance with certain health and safety laws; changes in U.S. and foreign tax laws; and the other risks described in “Part I, Item 1A. Risk Factors” in our annual report on Form 10-K for the fiscal year ended December 31,

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2021 filed with the Securities and Exchange Commission (“SEC”) on March 31, 2022 and other documents filed from time to time with the SEC. There may be additional risks that SES presently knows and/or believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SES’s expectations, plans or forecasts of future events and views only as of the date of this press release. SES anticipates that subsequent events and developments will cause its assessments to change. However, while SES may elect to update these forward-looking statements at some point in the future, SES specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing SES’s assessments as of any date subsequent to the date of this press release.

Source: SES AI Corporation

© 2022 SES AI Corp., Confidential and Proprietary	4

SES AI Corporation

Condensed Consolidated Balance Sheet(1)

(Unaudited)

	March 31,	December 31,
(In thousands, except share and per share amounts)	2022	2021

Assets
Current assets:
Cash and cash equivalents	$426,076	$160,497
Receivable from related party	7,537	7,910
Prepaid expenses and other current assets	7,416	1,563
Total current assets	441,029	169,970
Property and equipment, net	15,991	12,494
Intangible assets, net	1,708	1,626
Right-of-use assets, net	11,468	—
Restricted cash	475	475
Deferred offering costs	—	5,711
Other assets	3,742	3,077
Total assets	$474,413	$193,353
Liabilities, redeemable convertible preferred stock and stockholders’ deficit
Current liabilities:
Accounts payable	$16,756	$4,712
Accrued compensation	2,766	2,117
Operating leases, current	1,693	—
Accrued expenses and other current liabilities	6,465	4,156
Total current liabilities	27,680	10,985
Sponsor Earn-Out liability	44,081	—
Operating leases, non-current	10,109	—
Other liabilities	137	749
Total liabilities	82,007	11,734
Commitments and contingencies (Note 8)
Redeemable Convertible Preferred Stock, $0.000001 par value – none authorized, issued and outstanding as of March 31, 2022; 213,960,286 shares authorized, issued and outstanding as of December 31, 2021 (aggregate liquidation preference of $271,148 as of December 31, 2021	—	269,941
Stockholders’ equity (deficit):
Preferred stock, $0.0001 par value; 20,000,000 shares authorized, none issued and outstanding as of March 31, 2022; none authorized, issued and outstanding as of December 31, 2021	—	—
Common stock: Class A shares, $0.0001 par value, 2,100,000,000 shares authorized as of March 31, 2022; 304,011,931 shares and 22,261,480 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively; Class B shares, $0.0001 par value, 200,000,000 authorized as of March 31, 2022; 43,881,251 shares and 39,881,455 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively	34	6
Additional paid-in capital	513,222	5,598
Accumulated other comprehensive income	476	367
Accumulated deficit	(121,326)	(94,293)
Total stockholders' equity (deficit)	392,406	(88,322)
Total liabilities, redeemable convertible preferred stock, and stockholders' equity (deficit)	$474,413	$193,353

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SES AI Corporation

Condensed Consolidated Statements of Operations and Comprehensive Loss(1)

(Unaudited)

	Three months ended March 31,
(In thousands, except share and per share amounts)	2022	2021
Operating expenses:
Research and development	$4,067	$2,983
General and administrative	15,130	1,456
Total operating expenses	19,197	4,439
Loss from operations	(19,197)	(4,439)
Other (expense) income:
Interest income	23	2
Loss on change of fair value of Sponsor Earn-Out liability	(7,688)	—
Other (expense) income, net	(160)	842
Total other (expense) income, net	(7,825)	844
Loss before income taxes	(27,022)	(3,595)
Provision for income taxes	(11)	—
Net loss	(27,033)	(3,595)
Other comprehensive income (loss):
Foreign currency translation adjustment	109	(14)
Total comprehensive loss	(26,924)	(3,609)
Net loss per share attributable to common stockholders, basic and diluted	$(0.12)	$(0.06)

Weighted-average shares outstanding, basic and diluted	219,180,317	60,781,975

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SES AI Corporation

Condensed Consolidated Statements of Cash Flows(1)

(Unaudited)

	Three months ended March 31,
(In thousands)	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(27,033)	$(3,595)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	410	440
Loss on change of fair value of Sponsor Earn-Out liability	7,688	—
Stock-based compensation	3,186	72
PPP note forgiveness	—	(840)
Changes in operating assets and liabilities that provide (use) cash:
Receivable from related party	373	—
Prepaid expenses and other assets	(6,453)	(405)
Accounts payable	5,448	(518)
Accrued compensation	649	994
Operating leases liabilities	(315)	—
Accrued expenses and other liabilities	1,232	713
Net cash used in operating activities	(14,815)	(3,139)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(2,542)	(265)
Purchase of short-term investments	—	(810)
Maturities of short-term investments	—	13,101
Purchases of intangible assets	(117)	—
Net cash (used in) provided by investing activities	(2,659)	12,026
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Business Combination and PIPE Financing	282,940	—
Proceeds from stock option exercises	4	—
Net cash provided by financing activities	282,944	—
Effect of exchange rates on cash and cash equivalents	109	(190)
Net increase in cash, cash equivalents and restricted cash	265,579	8,697
Cash, cash equivalents and restricted cash at beginning of period	161,044	2,728
Cash, cash equivalents and restricted cash at end of period	$426,623	$11,425
SUPPLEMENTAL DISCLOSURES OF NON-CASH INVESTING AND FINANCING INFORMATION:
Accounts payable and accrued expenses related to purchases of property and equipment	$1,983	$—
Conversion of Redeemable Convertible Preferred Stock to shares of Class A Common Stock	$(269,941)	$—
AP and accrued expenses related to professional fees	$(12,954)	$—
Liabilities of Ivanhoe acquired in the Business Combination	$(387)	$—

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(1) The business combination between SES AI Corporation’s (“SES”) predecessor, SES Holdings Pte. Ltd. (“Old SES”), and Ivanhoe Capital Acquisition Corp. (“Ivanhoe”), which closed on February 3, 2022 (the “Closing”), is accounted for as a reverse recapitalization under U.S. GAAP. Under this method of accounting, Ivanhoe has been treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the financial statements of SES represent a continuation of the financial statements of Old SES with the business combination being treated as the equivalent of Old SES issuing shares for the net assets of Ivanhoe, accompanied by a recapitalization. The net assets of Ivanhoe are stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Closing are those of Old SES. As a result, the unaudited condensed consolidated financial statements reflect (i) the historical operating results of Old SES prior to the Closing; (ii) the combined results of SES and Old SES following the Closing; (iii) the assets and liabilities of Old SES at their historical cost; and (iv) share and per share amounts prior to the Closing have been retroactively converted using the exchange ratio for the business combination. See our Form 10-Q for the three months ended March 31, 2022 for additional information.

© 2022 SES AI Corp., Confidential and Proprietary	8